AMENDMENT NO. 1, dated as of January 16, 1998, TO THE AMENDED AND
RESTATED STOCKHOLDERS' AGREEMENT dated as of August 14, 1995 among ACG HOLDINGS, INC., a Delaware corporation (the "Company"), and each of the other parties signatory hereto.

                                   WITNESSETH:

         WHEREAS, the Company and its stockholders have previously entered into an Amended and Restated Stockholders' Agreement, dated as of August 14, 1995 (the "Stockholders' Agreement");

         WHEREAS, the Company has effected a recapitalization (the "Recapitalization") of its capital stock, effective as of January 16, 1998, pursuant to which each outstanding share of Series A Preferred Stock, par value $.01 per share was reclassified as, and converted into, 0.9174 fully paid and nonassessable shares of Series AA Preferred Stock, par value $.01 per share, and each outstanding share of Series B Preferred Stock, par value $.01 per share was reclassified as, and converted into, 0.9174 fully paid and nonassessable shares of Series BB Preferred Stock, par value $.01 per share;

         WHEREAS, the parties hereto have determined that it is appropriate to amend the Stockholders' Agreement to reflect the Recapitalization; and

         WHEREAS, the execution of this Amendment No. 1 to the Stockholders' Agreement constitutes the consent to the amendment of the Stockholders' Agreement of (a) the Company and (b) Stockholders holding Shares representing a majority of the Common Stock into which Shares held by all the Stockholders' could be converted as of the date hereof, thereby binding all Stockholders to the Stockholders' Agreement as amended by this Amendment in accordance with
Section 6.04 of the Stockholders' Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual agreement and covenants hereinafter set forth, the parties hereto hereby agree as follows:

         SECTION 1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Stockholders' Agreement shall have the meaning assigned to such term in the Stockholders' Agreement.

         SECTION 2. Certain Amendments. The Stockholders' Agreement is hereby amended as follows:

          (a) The term "Series A Preferred" shall be deleted wherever it appears in the Stockholders' Agreement and the term "Series AA Preferred" shall be substituted therefor; and

          (b) The term "Series B Preferred" shall be deleted wherever it appears in the Stockholders' Agreement and the term "Series BB Preferred" shall be substituted therefor.

         SECTION 3. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 4. Effect of Amendments; References. (a) Except as expressly set forth herein, the amendments contained herein shall not constitute an amendment of any term or condition of the Stockholders' Agreement, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

         (b) Each reference to "this Agreement" and each other similar reference contained in the Stockholders' Agreement shall from and after the date hereof refer to the Stockholders' Agreement as amended by this Amendment.

         SECTION 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in their individual capacity or by their respective authorized signatories thereunto duly authorized effective the date first written above.

                        THE MORGAN STANLEY LEVERAGED
                             EQUITY FUND II, L.P.

                        By: Morgan Stanley Leveraged Equity Fund II, Inc.,
                             as general partner

                        By:
                           -----------------------------------------------
                          Name:
                         Title:


                        MORGAN STANLEY CAPITAL
                             PARTNERS III, L.P.

                        By:  MSCP III, L.P., as general partner

                        By: Morgan Stanley Capital Partners III, Inc. as general partner


                        By:
                           -----------------------------------------------
                          Name:
                         Title:


                        MORGAN STANLEY CAPITAL
                             INVESTORS, L.P.

                        By:  MSCP III, L.P., as general partner

                        By: Morgan Stanley Capital Partners III, Inc. as general partner


                        By:
                          ------------------------------------------------
                          Name:
                         Title:


                        MSCP III 892 INVESTORS, L.P.

                        By:  MSCP III, L.P., as general partner

                        By: Morgan Stanley Capital Partners III, Inc., as general partner


                        By:
                          ------------------------------------------------
                          Name:
                         Title: